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                             NEW WORLD PASTA COMPANY
                       1999 STOCK OPTION PLAN, AS AMENDED


         1.       Purpose: Types of Awards.
                  ------------------------

         The purposes of the 1999 New World Pasta Company Long-Term Incentive Plan (the "Plan") are to afford an incentive to selected employees, directors and consultants of New World Pasta Company (the "Company") or any Subsidiary or Affiliate that now exists or hereafter is organized or acquired, to continue as employees, directors or consultants, as the case may be, to increase their efforts on behalf of the Company and to promote the success of the Company's business. Pursuant to the Plan, there may be granted stock options (including "incentive stock options" and "nonqualified stock options"), stock appreciation rights (either in connection with stock options granted under the Plan or independently of stock options) and restricted stock.

         2.       Definitions.

         For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

          (b) "Award" means any Option granted under the Plan.

          (c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (d) "Beneficial Owner" means any beneficial owner of securities within the meaning of Rule 1 3d-3 promulgated under the Exchange Act.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Cause" (i) for any person receiving an Award under the Plan who also has an employment agreement with the Company, shall have the meaning set forth in such employment agreement and (ii) for any other person receiving an Award under the Plan, means the determination, in good faith, by the Board, after notice to Grantee and a reasonable opportunity to cure, that one or more of the following events has occurred:

               (i) Grantee has failed to perform his material duties for the Company in a reasonably satisfactory manner;

               (ii) any reckless or grossly negligent act by Grantee materially injuring the interest, business or reputation of the Company, or any of its parent, Subsidiaries or Affiliates;
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               (iii) Grantee's commission of any felony (including entry of a nolo contendere plea); or
          ---- ----------

               (iv) any misappropriation or embezzlement of the property of the Company, or any of its parent, Subsidiaries or Affiliates.

          (g) "Change in Control" means the occurrence of any of the following events:

               (i) any Person, other than New World Pasta, LLC, a Delaware limited liability company, or its Affiliates, becomes a Beneficial Owner of more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

               (ii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other Company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation;

               (iii) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

               (iv) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, as of January 30, 1999, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on January 30, 1999 or whose appointment, election or nomination for election was previously so approved or recommended.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.


          (i) "Committee" means the Compensation Committee established by the Board.

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          (j) "Company" means New World Pasta Company or any successor corporation.

          (k) "Effective Date" means January 28, 1999, the date that the Plan was adopted by the Board.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (m) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean
     (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its reasonable discretion, shall determine.

          (n) "Grantee" means a person who, as an employee or director of, or independent contractor with respect to, the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

          (o) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

          (p) "NQSO" means any Option that is designated as a nonqualified stock option.

          (q) "Option" means a right, granted to a Grantee under Section 6(c), to purchase shares of Stock. An Option may be either an ISO or an NQSO; provided that ISOs may be granted only to employees of the Company or a Subsidiary.

          (r) "Person" means any person within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

          (s) "Plan" means this New World Pasta Company 1999 Long-Term Incentive Plan, as amended from time to time.

          (t) "Stock" means shares of the common stock, par value $.01 per share, of the Company.

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          (u) "Stockholders Agreement" means the Stockholders Agreement, dated as of January 28, 1999, among the Company, New World Pasta LLC, Miller Pasta LLC, Hershey Foods Corporation and the other signatories thereto.

          (v) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          (w) "Ten Percent Stockholder" means a Grantee who, at the time an ISO is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

         3.       Administration.

         The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions and restrictions relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions applicable to Awards; to designate Affiliates; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including, without limitation, the Company, and any Subsidiary, Affiliate or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

         No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

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         4.       Eligibility.
                  ------------

         Awards may be granted to selected employees, directors and consultants of the Company and its present or future Subsidiaries and Affiliates, in the discretion of the Committee. In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

         5.       Stock Subject to the Plan.
                  --------------------------

                   (a) Number. The maximum number of shares of Stock reserved
                       ------
         for the grant or settlement of Awards under the Plan shall be 1,057,232, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Grantee, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards or awards, such related Awards or awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

                  (b) Certain Adjustments. In the event that any dividend or
                      -------------------
         other distribution (whether in the form of cash, Stock or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate in the exercise of its reasonable discretion to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award; provided that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(h) of the Code, and (iv) the individual limitations applicable to Awards.

                  (c) Certain Reduction to Awards. In the event that, at any
                      ---------------------------
         time or from time to time, the Company wishes to hire one or more additional employees after the date hereof and the Committee, with the concurrence of the Chief Executive officer, believes that such employee or employees should be granted Awards hereunder, such Awards shall be made, to the greatest extent possible, with respect to Stock which remains available for issuance under the Plan as a result of the forfeiture, cancellation, exchange, surrender,

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         termination or expiration of Awards previously granted under the Plan.
         To the extent that there is not sufficient Stock available to make any such Award, the number of shares of Stock issuable upon exercise of all then outstanding Options shall be reduced pro rata among all holders thereof in order to provide sufficient shares of Stock to grant such Award(s); provided, however, that in no event shall the
                              --------  -------
         number of shares of Stock initially issuable upon exercise of any Option be reduced by more than 15% in the aggregate.

         Notwithstanding the foregoing, the reduction provided hereby shall not apply in order to grant Awards to new employees of the Company hired in connection with any material acquisition by the Company of assets or stock of one or more companies, whether by merger otherwise.

         6.       Specific Terms of Awards.
                  ------------------------

                  (a) General. The term of each Award shall be for such period
                      -------
         as may be determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including, without limitation, the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall reasonably determine.

                  (b) Certain Restrictions. Notwithstanding anything in the Plan
                      --------------------
         to the contrary, the shares of Stock issued to any Grantee that is a party to the Stockholders' Agreement (or, in the case of Miller Pasta, LLC, the members of Miller Pasta, LLC who are officers or directors of the Company) (collectively, "Investor Grantees") upon exercise of each Option shall, to the extent of the rights, duties and obligations of such Grantee (or such member) under the Stockholders' Agreement, be subject to all terms and conditions set forth in the and, with respect to such persons; the Stockholders' Agreement is, to such extent, hereby incorporated by reference herein. As a condition to the exercise of any Option, (i) each Grantee that is not an Investor Grantee shall be required to execute and deliver to the Company executed copies of such documents, in form and substance reasonably satisfactory to the Committee, to the effect set forth in Article W (providing for substantially the same restrictions on Transfer as the Miller Pasta Controlling Members (as such terms are defined therein)) and Article V (but only with respect to Piggyback Registrations, as defined therein) of the Stockholders' Agreement and (ii) each Grantee shall be required to execute and deliver to the Company such written representations and other documents as may be necessary or reasonably desirable, in the opinion of the Committee, for purposes of compliance with federal or state securities or other laws. Any certificate or certificates representing shares of Stock subject to an

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         Award shall bear a legend substantially to the effect of the legend set forth in the Stockholders Agreement.

                  (c) Awards. The Committee is authorized to grant to Grantees
                      ------
         the following Awards under the Plan, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards at the date of grant or thereafter. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

                           (i) Type of Award. The Award Agreement evidencing the
                               -------------
                  grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.

                           (ii) Exercise Price. The exercise price per share of
                                --------------
                  Stock purchasable under an Option shall be determined by the Committee; provided that, of the 1,057,232 shares of Stock
                             --------
                  reserved for the grant or settlement of Awards under the Plan, 660,762 shall have an exercise price of $10.00 per share and 396,470 shall have an exercise price of $73.50, and provided
                                                                      --------
                  further that in the case of an ISO, such exercise price shall
                          ----
                  be not less than the Fair Market Value of a share of Common Stock on the date of grant of such Option. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. In the Committee' reasonable discretion, following the Initial Public Offering (as defined in the Stockholders Agreement), the exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee, or a combination of both, in an amount having a combined value equal to such exercise price. In the Committee's reasonable discretion, a Grantee may elect to pay all or a portion of the aggregate exercise price by cashless exercise as provided below by giving notice of such exercise to the Company. Upon receipt of a notice of cashless exercise, the Company shall deliver to the Grantee (without payment by the holder of any exercise price) that number of shares of Stock that is equal to the quotient obtained by dividing (x) the value of the Option or portion thereof on the exercise date (determined by subtracting the aggregate exercise price for the shares of Stock in effect on the exercise date from the aggregate Fair Market Value of the shares of Stock by (y) the Fair Market Value of one share of Company Common Stock. A notice of "cashless exercise" shall state the number of shares of Stock as to which the Option is being exercised.

                           (iii) Term and Exercisability of Options. Options
                                 ----------------------------------
                  shall become exercisable over the exercise period (which shall not exceed ten years from the date of grant), at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided that, the Committee
                                                    --------
                  shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or its designated agent.

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                           (iv) Termination of Employment, etc. An Option may
                                ------------------------------
                  not be exercised unless the Grantee is then in the employ of, a director of, or maintains a consulting relationship with, the Company or a Subsidiary or an Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided
                                                                       --------
                  that, unless provided otherwise in the applicable Award Agreement or otherwise determined by the Committee:

                                    (A) In case of termination of a Grantee's
                           employment or service with the Company, Affiliate or a Subsidiary (i) due to the death or disability of the Grantee, (ii) by the Company, Affiliate or a Subsidiary without Cause or (iii) by the Grantee for any reason, such Grantee's Option, only to the extent then exercisable, shall remain exercisable as to the number of shares of Stock for which it was exercisable as of the date of termination for a period of ninety days immediately following such termination of employment or service and shall be cancelled and terminated with respect to the remainder of the shares of Stock subject thereto as of the date of termination.

                                    (B) In case of termination of a Grantee's
                           employment or service with the Company, Affiliate or a Subsidiary by the Company or a Subsidiary for Cause, such Grantee's Option, whether or not then exercisable, shall be cancelled and terminated as of the date of such termination.

                                    (C) Notwithstanding anything to the contrary
                           in the Plan or any Award Agreement, in no event may any Option be exercised after the expiration of the term of such Option, as set forth in the applicable Award Agreement.

                           (v)  Other Provisions. Options may be subject to
                                ----------------
                  such other conditions prescribe in its discretion or as may be required by applicable law.

                           (vi) ISOs. Options granted as ISOs shall be subject
                                ----
                  to the following special terms and conditions, in addition to the general terms and conditions specified herein.

                                    (A) Value of Shares. The aggregate Fair
                                        ---------------
                           Market Value (determined as of the date ISOs are granted) of the shares of Common Stock with respect to which ISOs granted under this Plan and all other plans of the Company become exercisable for the first time by each Grantee during any calendar year shall not exceed $100,000.

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

                                    (B) Ten Percent Stockholder. In the case of
                                        -----------------------
                           an ISO granted to a Ten Percent Stockholder, (x) the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such ISO, and
                           (y) the exercise period shall not exceed five (5) years from the date of grant of such ISO.

                  (d) Change of Control. Notwithstanding any provision hereof to
                      -----------------
         the contrary, upon the occurrence of a Change of Control prior to the expiration of the term of any Option, such Option, whether then exercisable or otherwise, shall become exercisable and shall remain exercisable for a period of ninety days immediately following such Change of Control.

         7.       General Provisions.
                  ------------------

                  (a) Nontransferability. Unless otherwise provided in an Award
                      ------------------
         Agreement, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.

                  (b) No Right to Continued Employment, etc. Nothing in the Plan
                      -------------------------------------
         or in any Award granted or any Award Agreement, entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of or to continue as a director or an independent contractor of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement, or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee's employment, director or independent contractor relationship.

                  (c) Taxes. The Company or any Subsidiary or Affiliate is
                      -----
         authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

                  (d) Stockholder Approval: Amendment and Termination. The Plan
                      -----------------------------------------------
         shall take effect on the Effective Date but the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of the Company, which approval must occur within twelve (12) months of the date that the Plan is adopted by the Board. In the event that the stockholders of the Company do not ratify the Plan at a meeting of the stockholders at which such issue is considered and voted upon, then upon such event the Plan and all rights hereunder shall immediately terminate and no Grantee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any Award Agreement entered into in connection herewith. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no such action shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award theretofore granted under the Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the power to grant
         Awards under the Plan will automatically terminate ten years after the adoption of the Plan by the Board. If the Plan is terminated, any unexercised Award shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

                  (e) No Rights to Awards; No Stockholder Rights. No Grantee
                      ------------------------------------------
         shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him for such shares.

                  (f) Unfunded Status of Awards. The Plan is intended to
                      -------------------------
         constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

                  (g) No Fractional Shares. No fractional shares of Stock shall
                      --------------------
         be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares.

                  (h) Regulations and Other Approvals.
                      -------------------------------

                      (i) The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                      (ii) Each Award is subject to the requirement that, if at
                  any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

                       (iii) In the event that the disposition of Stock acquired
                  pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

                       (iv) Promptly after the Initial Sale Date (as defined in
                  the Stockholders Agreement), the Company shall cause to be filed with the U.S. Securities and Exchange Commission, a registration statement on Form S-8 or other applicable form with respect to the shares of Stock to be issued upon exercise of Awards. The Company will use all reasonable efforts to cause such registration statement to become and remain effective; it being understood that the sale of such shares of Stock will remain subject to the restrictions referred to in
                  Section 6(b) hereof.

                  (i)      Governing Law. The Plan and all determinations made
                           -------------
         and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.